INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                          Act of 1934 (Amendment No. )


      Filed by the Registrant  /X/
      Filed by a party other than the Registrant /  /

      Check the appropriate box:
      [  ]    Preliminary Information Statement
      [  ]    Confidential, for Use of the Commission Only (as permitted by
              Rule 14c-5(d)(2))
      [ X ]   Definitive Information Statement


                        DIGITAL BROADBAND NETWORKS, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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

(5) Total fee paid:

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[  ]   Fee paid previously with preliminary materials.
[  ]   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount Previously Paid:

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           (2) Form, Schedule or Registration Statement No.:

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           (3)  Filing Party:

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           (4)  Date Filed:

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





                        DIGITAL BROADBAND NETWORKS, INC.
                           Suite 11.02, Menara Merais
                               No. 1, Jalan 19/3,
                              46300 Petaling Jaya,
                               Selangor, Malaysia



                              INFORMATION STATEMENT
                    -----------------------------------------

                                     GENERAL
                                 ---------------


On May 1, 2003, the Board of Directors of Digital Broadband Networks, Inc. (the "Company") adopted resolutions approving the nomination of Mark Deschaine as a director of the Company to serve until the 2006 Annual Meeting of Stockholders. Additionally, the Board of Directors had confirmed and ratified the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2003.

This Information Statement is being mailed to stockholders of the Company on or about June 16, 2003.

All expenses incurred in connection with the preparation and mailing of this Information Statement will be borne by the Company. This Information Statement is prepared and distributed by the Company.


--------------------------------------------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.
--------------------------------------------------------------------------------

                        DIGITAL BROADBAND NETWORKS, INC.
                           Suite 11.02, Menara Merais
                               No. 1, Jalan 19/3,
                              46300 Petaling Jaya,
                               Selangor, Malaysia


                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 7, 2003



To our Shareholders:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders of Digital Broadband Networks, Inc., a Delaware corporation (the "Company"), will be held on July 7, 2003 at 2:30 p.m., Eastern Time, at the offices of Porzio Bromberg & Newman, P.C. 156 West 56th Street, New York, NY 10019-3800 for the following purposes:

1. to elect one person who will serve as a Director of the Company until the 2006 Annual Meeting of Shareholders or until his successor has been duly elected and qualified.

2. to ratify the selection of Horwath Gelfond Hochstadt Pangburn P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2003; and

3. to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


The Board of Directors of the Company has established May 2, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. Only holders of record of the Company's common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. The Company's stock transfer books will not be closed following the Record Date.



                       BY ORDER OF THE BOARD OF DIRECTORS


                            /s/ Valerie Hoi-Fah Looi
                            ---------------------------

                            Valerie Hoi-Fah Looi, Secretary
                            June 16, 2003

                        DIGITAL BROADBAND NETWORKS, INC.
                           Suite 11.02, Menara Merais
                               No. 1, Jalan 19/3,
                              46300 Petaling Jaya,
                               Selangor, Malaysia


                              INFORMATION STATEMENT
                    -----------------------------------------


THIS INFORMATION STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "MAY", "SHOULD", "ANTICIPATES," "ESTIMATES", "EXPECTS," "FUTURE", "INTENDS", "HOPES", "PLANS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF DIGITAL BROADBAND NETWORKS, INC. TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS.


REQUIRED VOTE

A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Annual Meeting.

Cumulative voting in the election of Directors is not allowed. At the meeting, in accordance with the Company's charter documents and Delaware law, the shareholders: (i) by a plurality of the votes cast, shall elect Class I directors; (ii) by a majority of the shares of the Common Stock of the Company outstanding and entitled to vote at the meeting shall ratify the selection of Horwath Gelfond Hochstadt Pangburn P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2003; and (iii) by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. According, the one Class I director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be counted as "no" votes on the amendment to the amended and restated articles of incorporation and will be disregarded and will have no effect on the outcome of any other vote at the meeting.

         The actions to be taken at the Meeting are anticipated to be of such nature and effect that no right of appraisal or dissent will be created. The failure to vote against the above matters will not constitute a waiver of any right of appraisal or dissent.

                            FORWARD LOOKING STATEMENT

This Information Statement and other reports filed by the Company from time to time with the Securities and Exchange Commission, as well as the Company's press releases, contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "may", "should", "anticipates", "estimates", "expects", "future", "intends", "hopes" or "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results of the Company to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. Such factors include, among others, the following: revocation of the Company's license, ability to successfully implement its business plans, ability to obtain services provided by other communications companies, the ability of the Company to raise capital on a timely basis, the Company's business is subject to existing and future government regulations, failure to retain qualified personnel, competitive pressures and potentially adverse tax and cash flow consequences resulting from operating in multiple countries with different laws and regulations, ability to maintain profitability in the future and general economic conditions in Malaysia. The Company directs shareholders to its Annual Report filed on Form 10-KSB, incorporated herein by reference, for a more complete statement of its operations and significant risk factors. The Company will provide copies of its Annual Report to shareholders at its own cost upon request. The Company does not undertake to update, revise or correct any of the forward-looking information.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes. Members of each class serve staggered terms. At the meeting for which proxies are solicited, one Class I director will be elected to serve until the 2006 Annual Meeting of Shareholders, and thereafter until his successor is duly elected and qualified. Patrick Soon-Hock Lim, Valerie Hoi-Fah Looi and Wan Abdul Razak bin Muda will continue in office as Directors after the meeting.


                                CLASS I DIRECTORS
       TERM OF OFFICE EXPIRING AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

NAME AND AGE                                    BUSINESS EXPERIENCE

Mark Deschaine, 39                        Mr. Deschaine has served as the Company's independent director and
                                          Chairman of the Audit Committee since June 27, 2002.  He is a principal member with Educational & Technological Consultants LLC, a Michigan company, specializing in learning, training, educational and technological issues.  Mr. Deschaine holds teaching credentials, as well as two Masters
                                          Degrees, one from Oakland University and the other from Grand Valley State
                                          University in the area of education.

                               CLASS II DIRECTORS
       TERM OF OFFICE EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS


NAME AND AGE                                        BUSINESS EXPERIENCE

Wan Abdul Razak bin Muda, 66              Mr. Muda has been a Director of the Company since April 1999.  He previously served as Chairman of the Board of Directors of the Company from April 1999 to June 2002.  Mr. Muda has served as the Chairman of
                                          Animated Electronic Industries Sdn Bhd and Perwimas Telecommunications Sdn
                                          Bhd since February 2003.  Since 1992, he has been the Chairman and
                                          Director of Tiong Nam Transport Holding Bhd, a Malaysian public land cargo transportation and warehousing company.  Prior to joining Tiong Nam
                                          Transport Holding, Mr. Muda had served in the Malaysian Police Force for
                                          34 years.  As part of his training, he attended numerous courses conducted by the Royal Malaysian Police Training College and rose from the rank and file to his last position as the Chief Police Officer of the state of
                                          Terengganu, Malaysia.


                               CLASS III DIRECTORS
       TERM OF OFFICE EXPIRING AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS


NAME AND AGE                                    BUSINESS EXPERIENCE

Patrick Soon-Hock Lim, 53              Mr. Lim has served as the President, Chief Executive Officer and director of the Company since April 1999.  In June 2002, he was appointed as Chairman,
                                       Chief Executive Officer and Director of the Company.  Mr. Lim has served as the Managing Director at Animated Electronic Industries Sdn Bhd since 1988 and has been involved in the multimedia industry for the past 12 years.  He earned his Masters of Science from Reading University, United Kingdom in 1973.

Valerie Hoi-Fah Looi, 44               Ms. Looi has served as the Corporate Secretary and director of the Company since April 1999 and, in such position, she is responsible for the corporate affairs of the Company.  Ms. Looi has also served as the Senior Vice
                                       President, Corporate Affairs at AEI, a position she has held since joining
                                       AEI in 1990.  She has over 10 years experience in corporate affairs.  She received her Diploma in Management from the Malaysian Institute of
                                       Management, Kuala Lumpur.

In accordance with the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to approve the election of Mark Deschaine to serve as a director of the Company until the 2006 Annual Meeting of Stockholders.

       PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Horwath Gelfond Hochstadt Pangburn P.C.
as the Company's independent auditors for the year ending December 31, 2003. At the meeting, for which proxies are being solicited, the Company will ask shareholders to ratify the Board's selection. Horwath Gelfond Hochstadt Pangburn P.C. served in the same capacity in 2001 and 2002.

Audit Fees

Audit fees and related expenses billed by Horwath Gelfond Hochstadt Pangburn, P.C. for the fiscal years ended December 31, 2002 and 2001 were $42,600 and $35,200, respectively. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements, such as audit and review services as well as review of documents filed with the Commission.

Audit-Related Fees

Audit-related services billed by Horwath Gelfond Hochstadt Pangburn, P.C. for the fiscal years ending December 31, 2002 and 2001 were $1,965 and $710, respectively. Audit-related fees included due diligence assistance provided in connection with potential acquisitions.

Tax Fees

Tax fees and related expenses billed by Horwath Gelfond Hochstadt Pangburn, P.C. for the fiscal years ended December 31, 2002 and 2001 were $285 and $560, respectively. Additional tax fees and related expenses to be billed by Horwath Gelfond Hochstadt Pangburn, P.C. for preparation of income tax returns for the fiscal years ended December 31, 2002 and 2001 are $2,500 and $2,100, respectively.

All Other Fees

There were no fees billed or other services performed by Horwath Gelfond Hochstadt Pangburn, P.C. for fiscal years ended December 31, 2002 and 2001.

Determination of Auditor Independence

The Audit Committee has determined that the provision of services covered by the preceding paragraphs is compatible with maintaining the principal accountant's independence for the Company.

In accordance with the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, a simple majority vote of all the votes entitled to be cast is needed to ratify the appointment of Horwath Gelfond Hochstadt Pangburn, P.C. as the independent auditor of the Company for the fiscal year ended December 31, 2003.


                                  OTHER MATTERS

At the date of this Information Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named in the enclosed proxy, or their substitutes, will vote on such business in accordance with their best judgement on such matters.

                            PROPOSALS OF SHAREHOLDERS

There are no shareholder proposals to be considered at the Meeting. Shareholder proposals intended for presentation at the Company's 2004 Annual Meeting of Shareholders, other than nominations for Board, should be sent to Suite 11.02 Menara Merais, No. 1, Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia
Attention: Secretary and must be received by the Company not later than February 15, 2004.


                                  ANNUAL REPORT

A copy of the Company's most recent Form 10-KSB Annual Report as filed with the Securities and Exchange Commission is being provided herein to each stockholder entitled to vote at the 2003 Annual Meeting of Stockholders. The Company will at its own expense provide copies of its Annual Report on Form 10-KSB to stockholders of the Company upon request. For a copy of the Annual Report, please write to: Valerie Looi, Secretary, Digital Broadband Networks Inc., Suite
11.02 Menara Merais, No. 1 Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia.


By Order of the Board of Directors

/s/ Valerie Hoi-Fah Looi
---------------------------

Valerie Hoi-Fah Looi, Secretary
Selangor, Malaysia
June 16, 2003